Confidential Investor Presentation March 2026

BayFirst Financial Corp. (together with its subsidiaries, the “Company,” “BayFirst,” or “BAFN”) is offering its securities (collectively, the “Securities”) in a proposed private placement (the “Offering”). The Securities have not and will not be registered under the Securities Act of 1933, as amendment (the “Act”), or under any state securities laws nor has the Securities and Exchange Commission (the “Commission”) or any state regulatory authority endorsed the Offering. Any representation to the contrary is a criminal offense. Although BayFirst is expected to agree to file, within a certain period of time upon completion of the Offer, a registration statement with the Commission with respect to the Securities being offered, there can be no assurance that such registration statement will be declared effective by the Commission or that any investor will have the opportunity to sell its Securities pursuant thereto. In the Offering, the Securities will be offered only to Qualified Institutional Buyers (as defined in Rule 144A under the Act) and a limited number of institutional and individual “accredited investors” (as such term is defined in Regulation D under the Act) who are able to evaluate the merits and risks of the Offering, including illiquidity of the investment. In making an investment decision, investors must rely upon their own examination of the Company and the terms of the Offering, including the merits and risks involved. The acquisition of Securities, if offered, should be considered only by persons who can bear the economic risk of their investment for an indefinite period of time and can afford a total loss of their investment. Each prospective investor in the Offering should, prior to purchasing any Securities, consult its own attorney and business advisor as to the legal, business, tax and related matters concerning its investment and is urged to ask questions of, and receive answers from, the Company and Hovde concerning the terms and conditions of the Offering and request any additional information they may consider necessary in making an informed investment decision. This presentation does not constitute an offer to sell or a solicitation of an offer to sell any securities of any nature whatsoever, nor do the contents of the presentation constitute legal, tax, or business advice. This presentation is confidential and recipients of this presentation must keep this presentation and the Offering confidential. The recipient agrees not to disclose to any third party any information contained herein, or any terms, conditions or other facts with respect to the Offering, including, without limitation, that the Company is or may be contemplating the Offering. Information contained herein has been obtained form the Company and other sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, and should be construed as a representation by, the Company or Hovde. Any representations and warranties will be contained only in a definitive agreement signed by the investor(s) and the Company. The Company is subject to informational requirements of the Securities Exchange Act of 1934, as amended, and files reports, proxy statements, and other information with the Commission. LEGAL DISCLAIMER

This confidential presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. USE OF NON-GAAP MEASURES

In addition to the historical information contained herein, this confidential presentation includes "forward-looking statements" as contemplated by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to many risks and uncertainties, including, but not limited to those associated with: the effects of political or electoral actions and decisions; economic or financial market events or conditions; interest rates; banking regulatory trends; law enforcement priorities; public health crises; military hostilities; demographic changes; weather or climate events and changes; tax policy and enforcement; economic development activities; or population migration trends. Such risks and uncertainties may have negative impacts on: the economic, political, and social environments; the Company’s current and prospective customers’ desire for loans or their ability to make loan payments as agreed; the Company’s current and prospective customers’ ability or desire to make or maintain deposits; the Company’s ability to effectively manage its liquidity and interest rate risks; the value of the collateral security the Company’s loans; the Company’s ability to implement its strategy and expand its banking operations and market shares. These and other risks are detailed from time to time in the Company’s SEC filings, including, but not limited to those “Risk Factors” described in our most recent Form10-K. Readers should note that the forward-looking statements included herein are not guarantees, warranties, or representations of future events, and that actual events, and their impact on the Company, may differ materially from those made in or suggested by the forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "transition,” “expect," “accelerate,” “explore,” “focus,” “going forward,” "intend," "estimate," "anticipate," “position,” “shift,” “assume,” "believe," “drive,” "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

PRO FORMA CAPITAL RAISE OVERVIEW

($ in thousands, except per share values)	Company Actual 3/31/2026	$80.0 Million Capital Raise + Redemptions	Pro Forma Company 3/31/2026 Baseline Credit Mark	Pro Forma Company 3/31/2026 S4 Scenario Credit Mark
Capital Raise - Price per Share			**$ 3.50**	**$ 3.50**
Series A Preferred Equity	6,827	(6,827) (1)	-	-
Series B Convertible Preferred Equity	3,403	(3,403) (1)	-	-
Series C Convertible Preferred Equity	6,978	(6,978) (1)	-	-
Common Equity	64,660	75,200 (2)	139,860	139,860
Total Equity	**81,867**		**139,860**	**139,860**
Restructuring Charges	-		(1,650) (3)	(1,650) (3)
Incremental Credit Mark	-		(30,087) (4)	(50,908) (4)
Provision Expense Recorded in Q1'26	-		3,078 (5)	3,078 (5)
Deferred Tax Asset on Charges Above	-		7,263 (6)	12,541 (6)
Tangible Common Equity	**64,660**		**118,465**	**102,920**
Total Shares Outstanding (000's)	4,108.072		4,108.072	4,108.072
Number of Shares Issued in Raise (000's)	-		22,857.143 (7)	22,857.143 (7)
Pro Forma Shares Outstanding (000's)	4,108.072		26,965.215 (7)	26,965.215 (7)
4.9% Investment	--		$ 4,625	$ 4,625
Number of Shares (000's)	--		1,321.295	1,321.295
9.9% Investment	--		$ 9,343	$ 9,343
Number of Shares (000's)	--		2,669.556	2,669.556
24.9% Investment	--		$ 23,500	$ 23,500
Number of Shares (000's)	--		6,714.338	6,714.338
Key Metrics & Ratios				
Tangible Book Value per Share	$ 15.74		$ 4.39	$ 3.82
Offer Price / Tangible Book Value per Share	22.2%		79.7%	91.7%
Current Shareholders Ownership	100.0%		15.2%	15.2%
New Shareholders Ownership	0.0%		84.8%	84.8%

(1) Post capital raise, the Company intends to redeem the following Series of Preferred Stock at their respective liquidation preferences (which includes ~$1.16mm of dividends [2] in arrears):

- 9% Series A Cumulative Nonconvertible Preferred Stock
- 8% Series B Cumulative Convertible [1] Preferred Stock
- 11% Series C Cumulative Convertible [1] Preferred Stock

(2) Assumes an $80mm common equity raise (post-conversion) is completed at $3.50 per share, net of a 6.00% placement fee.

(3) Includes $300K lease cancellation charge for closing of the downtown Sarasota branch, $700K charge for cancellation of two legacy SBA system contracts, and $650K for legal and other expenses related to this capital raise transaction.

(4) Reflects the credit marks [3] under the respective "Baseline" and "S4" scenarios as provided by Gateway Asset Management who was engaged by the Company to perform a review of the loan portfolio. These credit marks are based on projected economic losses under different economic scenarios and do not conform to CECL methodology; the actual loan loss provision recorded under GAAP will vary.

(5) Provision expense recorded in Q1 is credited against the Gateway mark above to avoid double counting the projected losses.

(6) Based on the federal corporate income tax rate of 21.0% and the Florida corporate income tax rate of 5.50%. The Company's tax accountant has been engaged to perform a Section 382(g) analysis to confirm this DTA can be retained.

(7) Pro forma share count excludes a new performance-based restricted stock plan to be established for new and existing management equal to 7% of pro forma shares.

(1) The Series B and Series C Preferred Stock are convertible into common shares at a ratio of liquidation value to tangible book value per share at the option of the shareholder. Series A and B are currently callable, and Series C becomes callable after 9/30/2026.
(2) In July 2025, the Company's board approved the temporary suspension of its quarterly cash dividend starting with the October 2025 dividend.
(3) Incremental credit marks consist of $29.5mm (Baseline) and $50.3mm (S4) of additional allowance on balances carried at net carrying value plus a $6.5mm fair value mark on balances carried at fair value, less estimated recoveries of $5.9mm.

BAYFIRST

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LOAN PORTFOLIO COMPOSITION

	Gross Loans 12/31/2025	Balance Carried at Amortized Cost			Balance Carried at Fair Value		
		Guaranteed	Unguaranteed	Total	Guaranteed	Unguaranteed	Total
Non-Government Lending							
Construction & Land Dev.	33,737						
1-4 Family Loans	365,362						
Multifamily Loans	4,214						
CRE: Owner-Occupied	77,231						
CRE: Non Owner-Occupied	60,420						
Commercial & Industrial	32,777						
Consumer & Other Loans	86,172						
Core Bank	**659,913**						
Government Lending							
Bolt - SBA 7(a)	89,684	2,664	65,530	68,194	1,030	20,460	21,490
Flashcap - SBA 7(a)	38,753	3,876	31,305	35,182	1,194	2,377	3,571
Core - SBA 7(a)	90,040	27,057	36,651	63,708	12,556	13,777	26,333
Core - SBA 504 Senior Notes	17,364	-	17,364	17,364	-	-	-
Core - SBA 504 Debenture	4,341	-	4,341	4,341	-	-	-
Core - USDA	16,843	4,195	5,448	9,644	-	7,200	7,200
Purchased - SBA 7(a)	11,997	11,997	-	11,997	-	-	-
Purchased - 504	2,985	-	2,985	2,985	-	-	-
Purchased - USDA	19,763	15,807	3,957	19,763	-	-	-
Gov't Lending	**291,771**	**65,596**	**167,581**	**233,177**	**14,780**	**43,814**	**58,592**
Gross Loans	951,684						
Deferred Loan Costs, net	16,371						
Discount on Gov't Guaranteed Loans, net	(6,811)						
Premium on Loans Purchased, net, net	2,650						
Gross Loans (reported)	**963,894**						

Total Unguaranteed:	211,395
Total Guaranteed:	80,376
Gov't Lending	**291,771**

- **The Non-GGL loan portfolio of ~$660mm includes ~$97mm of legacy mortgages originated when the Bank had a nationwide mortgage program and ~$3mm of purchased consumer loans.**
- **Net of the nationwide mortgage and purchased consumer loans, the "Core Bank" portfolio as of 12/31/2025 is ~$560mm and has strong historical credit performance.**

- **Pursuant to the loan sale agreement with Banesco, the Company is prohibited from selling more than ~$70mm of the remaining SBA 7(a) loan balances until April 2027 (unless servicing rights are retained).**
- **~$211mm of the remaining GGL loans are unguaranteed. This includes ~$120mm of Bolt and Flashcap loans, ~$23mm of which are marked to fair value by the Company and ~$97mm of which are carried at amortized cost and have an allocated loan loss reserve of ~11.0%.**

Note: Data as of December 31, 2025
Source: Company documents

BAYFIRST

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